Contact:
Joe Patterson
Vice President, Director of Corporate Communications
717-735-5651 (office), 717-940-2759 (mobile) or jpatterson@sterlingfi.com

FOR IMMEDIATE RELEASE

Investment Services Group at Sterling
Financial Corporation Aligns Under Single Management

LANCASTER, PA (April 12, 2006) – The three affiliate companies of Sterling Financial Corporation that serve customers with wealth management, investment, trust and securities brokerage services are being aligned under a single Sterling Investment Services Group management. The three affiliates are Church Capital Management, Bainbridge Securities and Sterling Financial Trust Company.

“This is an evolution of where we have been headed with trust and investment services ever since Congress passed the Financial Modernization Act in 1999 allowing us to offer a broad array of financial services to our clients,” said Greg Lefever, senior vice president for High Net Worth Services at Sterling. “Sterling Financial Trust Company was formed in 2002, and Church Capital Management and Bainbridge Securities joined Sterling in 2003. Today, Sterling is a leader in our segment of the industry. We have three complementary businesses that together offer customers a full range of services for financial and estate planning, investing and portfolio management. Realigning them under common leadership is an important part of effectively meeting the investment needs of our customers with anywhere from $1000 to millions of dollars to invest.”

Gregory A. Church, founder and chief executive officer of Church Capital Management, will lead the Sterling Investment Services Group. Mark A. Ritter has been named chief executive officer of Sterling Financial Trust Company, and Malinda P. Berardino will continue as chief executive officer of Bainbridge Securities and chief operating officer of Church Capital Management. Church will remain chief executive officer of Church Capital Management. Christy N. Oeth has been named chief operating officer for Bainbridge Securities, and John E. Barry has been named executive vice president for the Sterling Investment Services Group.

Both Church Capital Management and Bainbridge Securities were founded in 1987 and are based in Yardley, Pa. With offices in Hanover, Hershey, Lancaster and Yardley, Church Capital Management has $2.5 billion in assets under administration, ranks among the top 10 percent of money managers in the United States and has been recognized as one of the top 20 regional money management firms. Bainbridge Securities has been named one of the top 10 local investment brokerage firms in south-central Pennsylvania. Investment representatives are available through the 63 branches of Sterling affiliates Bank of Lancaster County, Bank of Lebanon County, Bank of Hanover and Trust Company, Pennsylvania State Bank, PennSterling Bank; First National Bank of North East and Delaware Sterling Bank & Trust Company.

Greg Church, of Upper Makefield, has been active in the investment and financial services industry for more than 20 years and is a frequent business news program guest on Fox News, Bloomberg television/radio and the CNBC Network. His comments on the economy and the performance of specific stocks have appeared in the Wall Street Journal, Forbes, Barron’s and Business Week. He was chief investment officer for New Jersey National Bank (now Wachovia) before founding Church Capital Management. Church graduated from Rider University with a Bachelor of Science degree in finance and a Master of Business Administration degree in finance.

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Malinda Berardino, of Yardley, began her financial services career in 1979 with the Wm. Sword & Co. investment banking firm serving international clients. She has directed investment banking for First Eastern Merchant Banking Group, a firm engaged in mergers and acquisitions, private placements and corporate financial advisory services. As a partner and manager of First Eastern Capital Fund, she evaluated and managed venture capital investments. Berardino graduated Magna Cum Laude and Phi Beta Kappa from Connecticut College with a Bachelor of Arts degree in government and from the Wharton School of Business at the University of Pennsylvania with a Master of Business Administration degree in finance.

Mark Ritter, of Lancaster, joined Sterling Financial Trust Company in 2001. He has 20 years of experience in the financial services industry. Prior to joining Sterling, he had served as chief financial officer and chief investment officer for a life/health and property/casualty insurance company. He also has served as a large corporate lender for CoreStates Bank (now Wachovia). Ritter graduated from George Washington University with a Bachelor of Arts degree and has completed graduate studies in accounting and finance. He has earned the CTFA (Certified Trust Financial Advisor) designation at the American Bankers Association’s Institute of Certified Bankers. Ritter is the 2006 Chairman of the Board of the Lancaster Chamber of Commerce and Industry.

Christy Oeth, of Doylestown, Pa., joined Bainbridge Securities after having worked in the corporate finance and compliance areas at JP Morgan Chase where she was vice president of middle market banking in the New England region. She also has been a corporate finance associate. A native of Yardley, Oeth graduated Magna Cum Laude and Phi Beta Kappa from Harvard College with a Bachelor of Arts degree in social studies.

John Barry, of Lancaster, serves on Church Capital Management’s Investment Committee and as a managing director of the Sterling Financial Trust Company. Prior to joining Sterling, he managed the municipal bond department for Hopper Soliday & Co., Inc., a Pennsylvania leader in tax-exempt bond underwriting. Barry received his Bachelor of Business Administration degree in finance and real estate from James Madison University; he is pursuing a degree in financial planning from the College of Financial Planning.

With assets of approximately $3.0 billion and investment assets under administration of $2.5 billion, Sterling Financial Corporation (NASDAQ: SLFI) is a diversified financial services company based in Lancaster, Pa. Sterling Banking Services Group affiliates offer a full range of banking services in south-central Pennsylvania, northern Maryland and northern Delaware; the group also offers correspondent banking services in the mid-Atlantic region to other companies within the financial services industry. Sterling Financial Services Group affiliates provide specialty commercial financing; fleet and equipment leasing; investment, trust and brokerage services; insurance services; and human resources consulting services. Visit www.sterlingfi.com for more information.

Banking Services Group — Banks: Pennsylvania: Bank of Lancaster County, N.A.; Bank of Lebanon County; PennSterling Bank; and Pennsylvania State Bank. Pennsylvania and Maryland: Bank of Hanover and Trust Company. Maryland: First National Bank of North East. Delaware: Delaware Sterling Bank & Trust Company. Correspondent banking services: Correspondent Services Group (provider of Sterling services to other financial institutions).
Financial Services Group — Specialty commercial financing: Equipment Finance LLC (commercial financing company for the forestry, land clearing and construction industries). Fleet and equipment leasing: Town & Country Leasing, LLC (nationwide fleet and equipment leasing company). Trust, investment and brokerage services: Sterling Financial Trust Company (trust and investment services), Church Capital Management, LLC (registered investment advisor) and Bainbridge Securities Inc. (securities broker/dealer). Insurance services: Lancaster Insurance Group, LLC (independent insurance agency for personal, property and business insurance); StoudtAdvisors (employee benefits consulting and brokerage firm); and Sterling Financial Settlement Services, LLC (title insurance agency). Human resources consulting: Professional Services Group (human resources consulting services provider for small to medium size businesses).

This news release may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include costs and efforts required to integrate aspects of the operations of the companies being more difficult than expected, anticipated merger-related synergies not being achieved timely or not being achieved at all, the possibility that increased demand or prices for Sterling’s financial services and products may not occur, changing economic and competitive conditions, volatility in interest rates, technological developments, costs associated with complying with laws, rules and regulations, and other risks and uncertainties, including those detailed in Sterling’s filings with the Securities and Exchange Commission.

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